UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 1, 2018

VALLEY NATIONAL BANCORP

(Exact Name of Registrant as Specified in Charter)

New Jersey	1-11277	22-2477875
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1455 Valley Road, Wayne, New Jersey	07470
(Address of Principal Executive Offices)	(Zip Code)

(973) 305-8800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On January 2, 2018, Valley National Bancorp (“Valley”) filed a Current Report on Form 8-K (the “Original Report”) to report under Item 2.01 thereof that, on January 1, 2018 (the “Effective Time”), Valley completed its previously announced merger (the “Merger”) with USAmeriBancorp, Inc. (“USAB”) pursuant to an Agreement and Plan of Merger, dated as of July 26, 2017, between Valley and USAB. At the Effective Time of the Merger, USAB merged with and into Valley, with Valley as the surviving corporation in the Merger. Immediately following the Merger, USAmeriBank, a Florida state-chartered commercial bank and wholly-owned subsidiary of USAB, merged with and into Valley National Bank, a national banking association and wholly-owned subsidiary of Valley, with Valley National Bank as the surviving entity.

In response to Item 9.01(a) and (b) of the Original Report, Valley stated that it would file the required historical financial statements of USAB and pro forma financial information by amendment. This Amendment No. 1 to Valley’s Current Report on Form 8-K is being filed to provide the required financial statements and pro forma financial information.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

USAB’s audited consolidated statements of financial condition as of December 31, 2017 and 2016, the related consolidated statements of income, comprehensive income changes in shareholders’ equity, and cash flows for the years then ended are filed herewith as Exhibit 99.2 and are incorporated in this Item by reference.

(b)	Pro Forma Financial Information.

The unaudited pro forma combined condensed statement of financial condition as of December 31, 2017 and the unaudited pro forma combined condensed consolidated statement of income for the year ended December 31, 2017 are filed herewith as Exhibit 99.3 and are incorporated in this Item by reference.

(d)	Exhibits.

2.1	Agreement and Plan of Merger, dated as of July 26, 2017, between Valley National Bancorp and USAmeriBancorp, Inc. (attached as Exhibit 2.1 to Valley National Bancorp’s Current Report on Form 8-K filed on July 28, 2017, and incorporated herein by reference).

23.1	Consent of Dixon Hughes Goodman LLP.*

99.1	Press Release, dated January 2, 2018. (attached as Exhibit 99.1 to Valley National Bancorp’s Current Report on Form 8-K filed on January 2, 2018, and incorporated herein by reference).

99.2	Audited consolidated financial statements for the years ended December 31, 2017 and 2016 of USAmeriBancorp, Inc.*

99.3	Unaudited pro forma combined condensed statement of financial condition as of December 31, 2017 and the unaudited combined pro forma condensed consolidated statement of income for the year ended December 31, 2017.*

*	Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 19, 2018	VALLEY NATIONAL BANCORP

	By:	/s/ Ronald H . Janis
Ronald H. Janis
Senior Executive Vice President and General Counsel